Execution Version AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED MULTI-CURRENCY NOTE PURCHASE AND PRIVATE SHELF AGREEMENT THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED MULTICURRENCY NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”) is dated as of June 29, 2023 (the “Effective Date”) and is made by and among MSA SAFETY INCORPORATED, a Pennsylvania corporation (the “Company”), each Guarantor party hereto, PGIM, INC. (“Prudential”) and each of the holders of Notes (as defined below) (collectively, the “Noteholders”). RECITALS WHEREAS, the Company, Prudential and the Noteholders previously entered into that certain Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated July 1, 2021, as amended by that certain Amendment No. 1 and Consent to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated as of December 30, 2022 (as so amended and as in effect immediately prior to giving effect to this Agreement, the “Existing Shelf Agreement”, and as amended by this Agreement and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Shelf Agreement”), pursuant to which the Company (i) previously issued and sold to certain of the Noteholders $100,000,000 in aggregate principal amount of its 4.00% Amended and Restated Series A Senior Notes due October 13, 2021 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series A Notes”), (ii) previously issued and sold to certain of the Noteholders £54,945,054.94 in aggregate principal amount of its 3.40% Series B Senior Notes due January 22, 2031 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series B Notes”), (iii) previously issued and sold to certain of the Noteholders $100,000,000 in aggregate principal amount of its 2.69% Series C Senior Notes due July 1, 2036 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series C Notes”) and (iv) authorized the issuance and sale from time to time (within limits prescribed by Prudential under the Existing Shelf Agreement) of its additional senior promissory notes in an aggregate principal amount up to the Available Facility Amount (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Shelf Notes” and together with the Series A Notes, the Series B Notes and the Series C Notes, collectively, the “Notes”). WHEREAS, the Company has requested, and the Noteholders party hereto have agreed, subject to the terms and conditions hereof, to amend certain provisions of the Existing Shelf Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: 1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein. 2. Certain Definitions. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Shelf Agreement.

2 3. Amendments. Effective as of the Effective Date, the parties hereto agree that: (a) The following new definitions are hereby added to Schedule B of the Shelf Agreement in their appropriate alphabetical positions: “Attributed Principal Amount” means, on any day, with respect to any Permitted AR Sale entered into by an Obligor or any of its Subsidiaries, the aggregate amount (with respect to any such transaction, the “Invested Amount”) paid to such Person as of such date under such Permitted AR Sale, minus the aggregate amount received by the applicable third-party purchaser and applied to the reduction of the Invested Amount under such Permitted AR Sale. “Permitted AR Sale” means one or more sales of accounts receivable and related rights of any Obligor or any Subsidiary thereof to a third party (which may include (i) a backup or precautionary grant of a security interest in such assets and (ii) customary representations, warranties and undertakings); provided the aggregate Attributed Principal Amount for all such sales shall not at any time exceed $50,000,000. (b) The definition of “Permitted Liens” set forth in Schedule B of the Existing Shelf Agreement is hereby amended to (a) delete the reference to “and” at the end of clause (xii) thereof, (b) change the reference to the existing clause “(xiii)” thereof to clause “(xiv)” thereof and (c) after giving effect to the foregoing clause (b), insert the following new clause (xiii) immediately prior to clause (xiv): “(xiii) Liens on the accounts receivable and related assets sold in a Permitted AR Sale; and” (c) The definition of “Priority Indebtedness” set forth in Schedule B of the Existing Shelf Agreement is hereby amended and restated in its entirety to read as follows: “Priority Indebtedness” means, on any date of determination, the sum (without duplication) of (a) all Indebtedness of Subsidiaries as of such date (excluding (x) Indebtedness owing to the Company or another Subsidiary, (y) Indebtedness of any Subsidiary that is a Guarantor, and (z) [reserved]); (b) all Indebtedness secured by Liens permitted by clause (xiv) of the definition of “Permitted Liens” as of such date; (c) the Attributable Principal Amount as of such date; and (d) the greater of the mandatory redemption amount or the liquidation preference of the Preferred Stock, if any, of all Subsidiaries as of such date. (d) Section 11.1(k) of the Existing Shelf Agreement is hereby amended to change the reference to “clause (xiii) of the definition of “Permitted Liens”;” set forth therein to “clause (xiv) of the definition of “Permitted Liens”;” (e) Section 11.6 of the Existing Shelf Agreement is hereby amended and restated in its entirety to read as follows: “11.6 Dispositions of Assets or Subsidiaries.

3 The Company shall not, and shall not permit any of its Subsidiaries to make any Asset Disposition, except (i) dispositions of accounts receivable and rights related thereto in connection with a Permitted AR Sale and (ii) other Asset Dispositions where the Disposition Value of the property subject to such Asset Disposition, together with the aggregate Disposition Value of all property of the Company and its Subsidiaries that was the subject of an Asset Disposition during the then current fiscal year of the Company, would not exceed ten percent (10.00%) of Consolidated Net Tangible Assets determined as of the end of the then most recently ended fiscal year of the Company; provided that in the case of the foregoing clauses (i) and (ii), immediately after giving effect to such Asset Disposition, no Default or Event of Default would exist.” 4. Representations and Warranties. Each Obligor hereby represents and warrants and certifies to Prudential and the Noteholders that: (a) This Amendment (i) has been duly and validly executed and delivered by the Obligors, and (ii) constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally or by equitable principles relating to enforceability. Each Obligor has full power to enter into, execute, deliver and carry out this Amendment, and all such actions have been duly authorized by all necessary proceedings on its part. (b) Neither the execution and delivery of this Amendment by any Obligor nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will (i) contravene or breach any of the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Obligor, (ii) contravene or violate any Law to which any Obligor or any of its Subsidiaries is subject or (iii) constitute a default under or result in a breach of any material agreement or instrument or order, writ, judgment, injunction or decree to which any Obligor or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property of any Obligor or any of its Subsidiaries. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment, other than those obtained and in full force and effect. (c) No Default or Event of Default exists immediately prior to and after giving effect to this Amendment. (d) Other than the Issuance Fee (as defined in the NYL Note Facility) payable in connection with the Series B Notes being issued on the date hereof pursuant to the terms of the NYL Note Facility, no fee or other consideration has been paid, is payable or will be paid, directly or indirectly, by the Company to any Person party to the Bank Credit Agreement, the 2022 Term Loan Credit Agreement or the NYL Note Facility (or any agent

4 for any such Person), as an inducement to such Person’s execution and delivery of (i) that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of June 1, 2023, by and among the Company, MSA UK Holdings Limited, MSA Great Britain Holdings Limited, MSA International Holdings B.V., each of the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the lenders party thereto, amending the Bank Credit Agreement (the “Bank Credit Agreement Amendment”), (ii) that certain Amendment No. 2 to Second Amended and Restated Master Note Facility, dated as of the date hereof, by and between the Company, NYL Investors LLC and each of the noteholders party thereto amending the NYL Note Facility (the “NYL Note Facility Amendment”), (iii) that certain First Amendment to Credit Agreement, dated as of June 1, 2023, by and among the Company, each of the guarantors party thereto, PNC Bank, National Association, as administrative agent, and the lenders party thereto, amending the 2022 Term Loan Credit Agreement (the “2022 Term Loan Agreement Amendment”), or (iv) any related amendment, waiver or consent to or under any other loan agreement, note purchase agreement, indenture or other agreement evidencing any other Indebtedness of the Company executed in connection with the transactions contemplated hereby. (e) All representations and warranties set forth in the Shelf Agreement are true and correct on the date hereof as if made again on and as of the date hereof (except those, if any, which by their terms specifically relate only to an earlier date). 5. Effectiveness of Amendment. This Amendment shall become effective when Prudential and the Required Holders shall have received each of the following in form and substance satisfactory to Prudential and the Required Holders: (a) Execution and Delivery. Each Obligor and the Required Holders shall have executed and delivered a counterpart of this Amendment. (b) Other Amendments. The Noteholders shall have received fully executed copies of the following, each in form and substance satisfactory to the Required Holders: (i) The Bank Credit Agreement Amendment; (ii) The NYL Note Facility Amendment; and (iii) The 2022 Term Loan Agreement Amendment. (c) Fees and Expenses. The Company shall have paid or caused to be paid all fees and expenses for which the Noteholders are entitled to be paid or reimbursed on or prior to the date hereof pursuant to the terms and conditions of the Existing Shelf Agreement, including the reasonable and documented fees and expenses of counsel to the extent such fees and expenses have been invoiced prior to the date hereof. (d) Other Documents and Deliveries. Prudential, the Noteholders and their special counsel shall have received such other documents, instruments or other materials as they shall have reasonably requested.

5 6. Force and Effect. Each Obligor: (a) reconfirms, restates, and ratifies the Existing Shelf Agreement, the other Financing Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment; (b) confirms that all such documents remain in full force and effect since the date of their execution; and (c) acknowledges and agrees that this Amendment is a Financing Document as defined under the Existing Shelf Agreement, and a violation of any provision of this Amendment shall constitute an Event of Default (after giving effect to any applicable grace period) under the Existing Shelf Agreement. The amendments set forth in Section 3 hereof shall be limited precisely as provided for herein and shall not be deemed to be a waiver of any Default or Event of Default that may hereafter occur or heretofore have occurred and be continuing or otherwise constitute a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Shelf Agreement or of any term or provision of any other Financing Document or of any transaction or future action on the part of the Company or any other Obligor which would require the consent of Prudential or any of the Noteholders under the Shelf Agreement or any other Financing Document. 7. Further Assurances. The Company and each Obligor agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Noteholders to effectuate the provisions of this Amendment. 8. Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Required Holders’ option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Required Holders of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. 9. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 10. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such

6 invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. 11. Fees and Costs. The Company will pay on demand all out-of-pocket fees, costs, and expenses of the Noteholders, including but not limited to the reasonable and documented fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment. 12. Governing Law, Etc. The terms of the Existing Shelf Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [Signature Pages Follow]

[MSA Safety – Signature Page to Amendment No. 2 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)] PRUDENTIAL: PGIM, INC. By: Name: Julie Langdon Title: Vice President NOTEHOLDERS: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA By: PGIM, Inc. as Investment Advisor By: ________________________________ Name: Julie Langdon Title: Vice President ZURICH AMERICAN INSURANCE COMPANY By: PGIM Private Placement Investors, L.P. (as Investment Advisor) By: PGIM Private Placement Investors, Inc. (as its General Partner) By: Name: Julie Langdon Title: Vice President

[MSA Safety – Signature Page to Amendment No. 2 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)] PRUCO LIFE INSURANCE COMPANY By: PGIM, Inc. as Investment Advisor By: ________________________________ Name: Julie Langdon Title: Vice President PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION By: The Prudential Insurance Company of America, as Administrator By: PGIM, Inc. as Investment Advisor By: Name: Julie Langdon Title: Vice President PRUDENTIAL LEGACY INSURANCE COMPANY OF NEW JERSEY By: PGIM, Inc. as Investment Advisor By: Name: Julie Langdon Title: Vice President

[MSA Safety – Signature Page to Amendment No. 2 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)] THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD. By: PGIM Japan Co., Ltd., as Investment Manager By: PGIM, Inc. as Sub-Advisor By: _______________ Name: Julie Langdon Title: Vice President GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY By: PGIM, Inc. as Investment Advisor By: Name: Julie Langdon Title: Vice President PAR U HARTFORD LIFE INSURANCE COMFORT TRUST By: Prudential Arizona Reinsurance Universal Company, as Grantor By: PGIM, Inc., as investment manager By:___________________________________ Name: Julie Langdon Title: Vice President

[MSA Safety – Signature Page to Amendment No. 2 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (Prudential)] PENSIONSKASSE DES BUNDES PUBLICA By: PGIM Private Capital Limited, as Investment Manager By:___________________________________ Name: Donald Campbell Title: Director PRUDENTIAL TERM REINSURANCE COMPANY By: PGIM, Inc. as Investment Advisor By: ________________________________ Name: Julie Langdon Title: Vice President PRUDENTIAL UNIVERSAL REINSURANCE COMPANY By: PGIM, Inc. as Investment Advisor By: ________________________________ Name: Julie Langdon Title: Vice President